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                                                                  EXHIBIT 10.35

CIBC
                                                 Ron D. Craven
                                                 Commercial Lending Specialist
                                                 -----------------------------
                                                 Winnipeg Commercial Banking
                                                 Centre
                                                 500-One Lombard Place
                                                 Winnipeg, MB
                                                 R3C 2P3
June 26, 2000

Mr. D. B. Kunau
Assistant Treasurer
Ceridian Corporation
3311 East Old Shakopee Road
Minneapolis, MN
55425-1640

Dear Mr. Kunau:

                      AMENDMENT NUMBER 2
                      CERIDIAN CANADA LTD.
                      CREDIT AGREEMENT DATED MARCH 1, 1998
                      ------------------------------------


We refer to the above agreement and our discussions concerning a review of the credit limits including Facility B which is subject to annual review as per
Section 5.2(b). Based on our discussions we confirm the following changes:

         - The credit limit for Facility A has been permanently reduced to $35,000,000.
         - Facility C established to make available Corporate Visa Expense Accounts to a maximum of $1,000,000 is cancelled.
         - The next annual review date as specified in Section 5.1(b) is May 31, 2001.

         Standby Fees-
         - The standby fee recorded in Section 4.5 for Facility A effective June 1, 2000 will be calculated on the reduced authorized limit.

The credit limit has been reduced as per your specific request. Facility C has been cancelled as you advised this facility is no longer required. We are proposing to extend the annual review date by one month to allow additional time to receive and review the annual statement.

Please acknowledge receipt of these amendments on the enclosed copy of this letter. The next annual review is scheduled for April 30, 2001.

Yours truly,


/s/R.D. Craven
Commercial Lending Specialist
                                              1 of 2
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                                              Tel:  204-944-5033
                                              Fax:  204-943-8347
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         Acknowledgment:   The undersigned acknowledges receipt of a copy
                           of this Agreement.

                           Accepted this 5th day of July, 2000.

         CERIDIAN CANADA LTD.

               By:     /s/John H. Grierson   By:     /s/James R. Burkle

               Name:   John H. Grierson      Name:   James R. Burkle

               Title:  Vice President        Title:  Vice President
                       & Treasurer